SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION


Waddell & Reed Advisors Tax-Managed Equity Fund, Inc.

Effective February, 2002, Barry M. Ogden replaced Cynthia P. Prince-Fox as Vice President of the Fund.

The following information replaces the disclosure regarding management of the Fund in the section entitled "Directors and Officers."

     Barry M. Ogden
          Vice President of the Fund and one other Fund in the Fund Complex; Vice President of WRIMCO; Assistant Portfolio Manager for one other investment company managed by WRIMCO. Date of birth: September 24, 1969.


To be attached to the cover page of the Statement of Additional Information dated October 29, 2001 of Waddell & Reed Advisors Tax-Managed Equity Fund, Inc.

This Supplement is dated March 1, 2002.